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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                               -----------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   December 2, 1997
                                                  ------------------


                      Pennsylvania Real Estate Investment Trust
         -------------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)


Pennsylvania                         1-6300                  23-6216339
----------------------------     -------------           --------------------
(State or Other Jurisdiction     (Commission               (IRS Employer
   of Incorporation)              File Number)            Identification No.)


455 Pennsylvania Avenue, Suite 135, Ft. Washington, Pennsylvania       19034
---------------------------------------------------------------    ------------
(Address of Principal Executive Office                               (Zip Code)


Registrant's telephone number, including area code  (215) 542-9250
                                                    ---------------

------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

                  None.


         (b)  Pro Forma Financial Information.

                  None.


         (c)  Exhibits.

              8.1 Opinion, dated December 2, 1997, of Drinker Biddle & Reath LLP, with respect to Registration Statement 33-61115.

             12.1   Calculation of Ratio of Earnings to Fixed Charges.



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                                  Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Pennsylvania Real Estate Investment Trust



Date:  December 2, 1997

                                     /s/ Dante J. Massimini
                                     ----------------------------------------
                                         Dante J. Massimini
                                         Senior Vice President-Finance and
                                         Treasurer



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                                 EXHIBIT INDEX





 Exhibit No.                      Description                            Page

     8.1         Opinion, dated December 2, 1997, of Drinker
                 Biddle & Reath LLP, with respect to Registration
                 Statement 33-61115.

    12.1         Calculation of Ratio of Earnings to Fixed
                 Charges.